Exhibit 10.4

Ampex Corporation
1228 Douglas Avenue
Redwood City, California 94063

April 25, 2008

To the Consenting Holders that are Party to the Plan Support Agreement, dated March 30, 2008:

Reference is made to that certain Plan Support Agreement, dated as of March 30, 2008 (as may be amended or modified, the “Plan Support Agreement”), by and among you and Ampex Corporation and its affiliated debtors and debtors in possession). Capitalized terms used herein and not defined herein shall have the meaning assigned to those terms in the Plan Support Agreement. This Letter is to confirm the following agreements:

1. Section 8.1(d) of the Plan Support Agreement is hereby amended and restated in its entirety to read as follows:

“a hearing to consider the Disclosure Statement (the “Disclosure Statement Hearing”) has not been scheduled to occur on or before May 30, 2008”.

2. Section 8.1(e) of the Plan Support Agreement is hereby amended and restated in its entirety to read as follows:

“ a hearing to consider the Confirmation Order has not been scheduled to occur on or before the date that is 35 days after the Disclosure Statement Hearing;”.

3. Except as expressly provided herein, the Plan Support Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of page intentionally left blank.]

Please indicate your acceptance of this agreement by signing in the space provided below.

Dated: April 28, 2008

AMPEX CORPORATION

By:	/s/ D. G. Strickland
D. Gordon Strickland Chief Executive Officer and President

AMPEX DATA SYSTEMS CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

AMPEX DATA INTERNATIONAL CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

AMPEX FINANCE CORPORATION

By:	/s/ D. G. Strickland
D. Gordon Strickland President

AFC HOLDINGS CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Dated: April 28, 2008

AMPEX HOLDINGS CORPORATION

By:	/s/ D. G. Strickland
D. Gordon Strickland
President

AMPEX INTERNATIONAL SALES CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Dated: April 24, 2008

HILLSIDE CAPITAL INCORPORATED

By:	/s/ Raymond F. Weldon
Name:	Raymond F. Weldon
Title:	Managing Director

405 Park Avenue, 12th floor
New York, New York 10022

Dated: April 28, 2008

CONSENTING SENIOR SECURED NOTEHOLDER

Name of Institution:

Credit Suisse Asset Management LLC

By:	/s/ Martha Metcalf
Name:	Martha Metcalf
Title:	Managing Director

Telephone: (212) 325-2000
Facsimilie: (212) 325-6665

Dated: April 25, 2008

CONSENTING SENIOR SECURED NOTEHOLDER

B III Capital Partners, L.P.

By:	DDJ Capital III, LLC, its General Partner

By:	DDJ Capital Management, LLC, Manager

By:	/s/ Joshua L. McCarthy
Name:	Joshua L. McCarthy
Title:	Authorized Signatory

By:	/s/ Jackson S. Craig
Name:	Jackson S. Craig
Title:	Authorized Signatory

c/o DDJ Capital Management, LLC
130 Turner Street
Building #3, Suite 600
Waltham, MA 02453
Telephone: (781) 283-8500
Facsimile: (781) 283-8555

Dated: April 25, 2008

CONSENTING SENIOR SECURED NOTEHOLDER

B III-A Capital Partners, L.P.

By:	GP III-A, LLC, its General Partner

By:	DDJ Capital Management, LLC, Manager

By:	/s/ Joshua L. McCarthy
Name:	Joshua L. McCarthy
Title:	Authorized Signatory

By:	/s/ Jackson S. Craig
Name:	Jackson S. Craig
Title:	Authorized Signatory

c/o DDJ Capital Management, LLC
130 Turner Street
Building #3, Suite 600
Waltham, MA 02453
Telephone: (781) 283-8500
Facsimile: (781) 283-8555

Dated: April __, 2008

CONSENTING SENIOR SECURED NOTEHOLDER

GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E) **

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund, in its capacity as an investment manager

By:	/s/ Joshua L. McCarthy
Name:	Joshua L. McCarthy
Title:	Authorized Signatory

By:	/s/ Jackson S. Craig
Name:	Jackson S. Craig
Title:	Authorized Signatory

c/o DDJ Capital Management, LLC 130 Turner Street Building #3, Suite 600 Waltham, MA 02453 Telephone: (781) 283-8500 Facsimile: (781) 283-8555

** All representations, warranties and covenants made by GMAM Investment Funds Trust II in this Plan Support Agreement are being made only with respect to those Senior Secured Notes held in the account #7M2E managed by DDJ Capital Management, LLC (the “Account”) and shall not apply to any Senior Secured Notes that may be beneficially owned by GMAM Investment Funds Trust II that are not held through such Account.